EXHIBIT 23.1


               Consent of Independent Certified Public Accountants



The Board of Directors
Lithia Motors, Inc. and Affiliated Companies:


We consent to the use of our reports incorporated herein by reference.



                                   /s/  KPMG Peat Marwick LLP
                                   ---------------------------------------------

Portland, Oregon
December 30, 1997